UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2008

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On October 3, 2008, Howard E. Needleman, advised Sterling Banks, Inc. (the “Company”), the bank holding company for Sterling Bank (the “Bank”), that he intends to retire from the Boards of Directors (the “Boards”) of each of the Company and the Bank effective October 15, 2008.  Mr. Needleman is the Vice-Chairman of the Boards and a member of the Company’s Executive Committee, Nominating and Governance Committee and Loan Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANKS, INC.

Date: October 6, 2008	By: /s/ Robert H. King
Name: Robert H. King
Title: President and Chief Executive Officer